Interests in associates and joint ventures	6 Months Ended
Jun. 30, 2023
Interests In Other Entities [Abstract]
Interests in associates and joint ventures

10	Interests in associates and joint ventures
At 30 June 2023, the carrying amount of HSBC’s interests in associates and joint ventures was $29,546m (31 December 2022: $29,254m).

Principal associates of HSBC
	At 30 Jun 2023		At 31 Dec 2022
	Carrying amount	Fair value[1]	Carrying amount	Fair value[1]
	$m	$m	$m	$m
Bank of Communications Co., Limited	23,344	9,363	23,307	8,141
Saudi Awwal Bank	4,704	6,479	4,494	6,602
1Principal associates are listed on recognised stock exchanges. The fair values are based on the quoted market prices of the shares held (Level 1 in the fair value hierarchy).

Share of profit in associates and joint ventures
	Half year to
	30 Jun	30 Jun
	2023	2022
	$m	$m
Bank of Communications Co., Limited	1,317	1,344
Saudi Awwal Bank	272	117
Other associates and joint ventures	(6)	(12)
Share of profit in associates and joint ventures	1,583	1,449

Bank of Communications Co., Limited
The Group’s investment in Bank of Communications Co., Limited (‘BoCom’) is classified as an associate. Significant influence in BoCom was established with consideration of all relevant factors, including representation on BoCom’s Board of Directors and participation in a resource and experience sharing agreement (‘RES’). Under the RES, HSBC staff have been seconded to assist in the maintenance of BoCom’s financial and operating policies. Investments in associates are recognised using the equity method of accounting in accordance with IAS 28 ‘Investments in Associates and Joint Ventures’, whereby the investment is initially recognised at cost and adjusted thereafter for the post-acquisition change in the Group’s share of BoCom’s net assets. An impairment test is required if there is any indication of impairment.
Impairment testing
At 30 June 2023, the fair value of the Group’s investment in BoCom had been below the carrying amount for approximately 11 years. As a result, the Group performed an impairment test on the carrying amount, which confirmed that there was no impairment at 30 June 2023 as the recoverable amount as determined by a value-in-use (‘VIU’) calculation was higher than the carrying value.

	At 30 Jun 2023			At 31 Dec 2022
	VIU	Carrying value	Fair value	VIU	Carrying value	Fair value
	$bn	$bn	$bn	$bn	$bn	$bn
BoCom	23.9	23.3	9.4	23.5	23.3	8.1

The headroom, which is defined as the extent to which the VIU exceeds the carrying value, increased by $0.4bn compared with 31 December 2022. The increase in headroom was principally due to the movement in the discount rate which was market driven, partly offset by revisions to management’s best estimates of BoCom’s future earnings in the short to medium term.
In future periods, the VIU may increase or decrease depending on the effect of changes to model inputs. The main model inputs are described below and are based on factors observed at the period-end. The factors that could result in a change in the VIU and an impairment include a short-term underperformance by BoCom, a change in regulatory capital requirements, or an increase in uncertainty regarding the future performance of BoCom resulting in a downgrade of the forecast of future asset growth or profitability. An increase in the discount rate could also result in a reduction of VIU and an impairment.
If the Group did not have significant influence in BoCom, the investment would be carried at fair value rather than the current carrying value.
Basis of recoverable amount
The impairment test was performed by comparing the recoverable amount of BoCom, determined by a VIU calculation, with its carrying amount. The VIU calculation uses discounted cash flow projections based on management’s best estimates of future earnings available to ordinary shareholders prepared in accordance with IAS 36 ’Impairment of Assets’. Significant management judgement is required in arriving at the best estimate.
There are two main components to the VIU calculation. The first component is management’s best estimate of BoCom’s earnings. Forecast earnings growth over the short to medium term are lower than recent (within the last five years) historical actual growth and reflect the uncertainty arising from the current economic outlook. Reflecting management’s intent to continue to retain its investment, earnings beyond the short to medium term are then extrapolated into perpetuity using a long-term growth rate to derive a terminal value, which comprises the majority of the VIU. The second component is the capital maintenance charge (‘CMC’), which is management’s forecast of the earnings that need to be withheld in order for BoCom to meet capital requirements over the forecast period, meaning that CMC is deducted when arriving at management’s estimate of future earnings available to ordinary shareholders. The principal inputs to the CMC calculation include estimates of asset growth, the ratio of risk-weighted assets to total assets and the expected capital requirements. An increase in the CMC as a result of a change to these principal inputs would reduce VIU. Additionally, management considers other qualitative factors, to ensure that the inputs to the VIU calculation remain appropriate.
Key assumptions in value-in-use calculation
We used a number of assumptions in our VIU calculation, in accordance with the requirements of IAS 36:
–Long-term profit growth rate: 3% (31 December 2022: 3%) for periods after 2026, which does not exceed forecast GDP growth in mainland China and is similar to forecasts by external analysts.
–Long-term asset growth rate: 3% (31 December 2022: 3%) for periods after 2026, which is the rate that assets are expected to grow to achieve long-term profit growth of 3%.
–Discount rate: 9.80% (31 December 2022: 10.04%), which is based on a capital asset pricing model (‘CAPM’), using market data. The discount rate used is within the range of 8.0% to 9.8% (31 December 2022: 8.4% to 10.4%) indicated by the CAPM, and decreased as a consequence of a market driven reduction in beta. While the CAPM range sits at the lower end of the range adopted by selected external analysts of 8.8% to 13.5% (31 December 2022: 8.8%% to 13.5%), we continue to regard the CAPM range as the most appropriate basis for determining this assumption.
–Expected credit losses (‘ECL’) as a percentage of customer advances: ranges from 0.87% to 0.94% (31 December 2022: 0.99% to 1.05%) in the short to medium term, reflecting reported credit experience through the recovery from the Covid-19 pandemic in mainland China. For periods after 2026, the ratio is 0.97% (31 December 2022: 0.97%), which is higher than BoCom’s average ECL as a percentage of customer advances in recent years prior to the pandemic.
–Risk-weighted assets as a percentage of total assets: ranges from 61.0% to 63.7% (31 December 2022: 61.0% to 64.4%) in the short to medium term, reflecting higher risk-weights in the short term followed by an expected reversion to recent historical levels. For periods after 2026, the ratio is 61.0% (31 December 2022: 61.0%), which is similar to BoCom’s actual results in recent years.
–Operating income growth rate: ranges from 1.7% to 9.4% (31 December 2022: 1.9% to 7.7%) in the short to medium term, which is similar to BoCom’s actual results in recent years, and is heavily influenced by projections of net interest income in future periods. This reflects BoCom’s most recent actual results, global trade tensions and industry developments in mainland China.
–Cost-income ratio: ranges from 35.5% to 36.8% (31 December 2022: 35.5% to 36.3%) in the short to medium term. These ratios are similar to BoCom’s actual results in recent years and forecasts disclosed by external analysts.
–Effective tax rate: ranges from 5.3% to 15.0% (31 December 2022: 4.4% to 15.0%) in the short to medium term, reflecting BoCom’s actual results and an expected increase towards the long-term assumption through the forecast period. For periods after 2026, the rate is 15.0% (31 December 2022: 15.0%), which is higher than the recent historical average, and aligned to the minimum tax rate as proposed by the OECD/G20 Inclusive Framework on Base Erosion and Profit Shifting.
–Capital requirements: capital adequacy ratio of 12.5% (31 December 2022: 12.5%) and tier 1 capital adequacy ratio of 9.5% (31 December 2022: 9.5%), based on BoCom’s capital risk appetite and capital requirements respectively.
The following table shows the change to each key assumption in the VIU calculation that on its own would reduce the headroom to nil:

Key assumption	Changes to key assumption to reduce headroom to nil
–Long-term profit growth rate	Decrease by 13 basis points
–Long-term asset growth rate	Increase by 11 basis points
–Discount rate	Increase by 17 basis points
–Expected credit losses as a percentage of customer advances	Increase by 2 basis points
–Risk-weighted assets as a percentage of total assets	Increase by 90 basis points
–Operating income growth rate	Decrease by 24 basis points
–Cost-income ratio	Increase by 53 basis points
–Long-term effective tax rate	Increase by 153 basis points
–Capital requirements – capital adequacy ratio	Increase by 18 basis points
–Capital requirements – tier 1 capital adequacy ratio	Increase by 162 basis points

The following table further illustrates the impact on VIU of reasonably possible changes to key assumptions. This reflects the sensitivity of the VIU to each key assumption on its own and it is possible that more than one favourable and/or unfavourable change may occur at the same time. The selected rates of reasonably possible changes to key assumptions are based on external analysts’ forecasts, statutory requirements and other relevant external data sources, which can change period to period.

Sensitivity of VIU to reasonably possible changes in key assumptions
	Favourable change			Unfavourable change
		Increase in VIU	VIU		Decrease in VIU	VIU
	bps	$bn	$bn	bps	$bn	$bn
At 30 Jun 2023
Long-term profit growth rate[1]	62	3.1	27.0	(72)	(3.0)	20.9
Long-term asset growth rate[1]	(72)	3.4	27.3	62	(3.6)	20.3
Discount rate	(180)	8.2	32.1	210	(5.3)	18.6
Expected credit losses as a percentage of customer advances	2023 to 2026: 83 2027 onwards: 91	2.0	25.9	2023 to 2026: 120 2027 onwards: 104	(3.6)	20.3
Risk-weighted assets as a percentage of total assets	(77)	0.1	24.0	280	(2.2)	21.7
Operating income growth rate	56	1.4	25.3	(116)	(2.9)	21.0
Cost-income ratio	(131)	0.9	24.8	164	(2.3)	21.6
Long-term effective tax rate	(426)	1.6	25.5	1,000	(3.7)	20.2
Capital requirements – capital adequacy ratio	—	—	23.9	229	(7.8)	16.1
Capital requirements – tier 1 capital adequacy ratio	—	—	23.9	257	(3.9)	20.0

At 31 Dec 2022
Long-term profit growth rate[1]	75	3.6	27.1	(71)	(2.7)	20.8
Long-term asset growth rate[1]	(71)	3.1	26.6	75	(4.1)	19.4
Discount rate	(164)	6.9	30.4	136	(3.7)	19.8
Expected credit losses as a percentage of customer advances	2022 to 2026: 95 2027 onwards: 91	1.9	25.4	2022 to 2026: 120 2027 onwards: 104	(2.9)	20.6
Risk-weighted assets as a percentage of total assets	(118)	0.1	23.6	239	(2.3)	21.2
Operating income growth rate	44	1.3	24.8	(83)	(2.5)	21.0
Cost-income ratio	(122)	1.0	24.5	174	(2.1)	21.4
Long-term effective tax rate	(426)	1.5	25.0	1,000	(3.6)	19.9
Capital requirements – capital adequacy ratio	—	—	23.5	191	(6.3)	17.2
Capital requirements – tier 1 capital adequacy ratio	—	—	23.5	266	(3.2)	20.3
1    The reasonably possible ranges of the long-term profit growth rate and long-term asset growth rate assumptions reflect the close relationship between these assumptions, which would result in offsetting changes to each assumption.
Considering the interrelationship of the changes set out in the table above, management estimates that the reasonably possible range of VIU is $16.2bn to $29.3bn (31 December 2022: $16.9bn to $28.7bn). The range is based on impacts set out in the table above arising from the favourable/unfavourable change in the earnings in the short to medium term, the long-term expected credit losses as a percentage of customer advances and a 50bps increase/decrease in the discount rate. All other long-term assumptions, and the basis of the CMC have been kept unchanged when determining the reasonably possible range of the VIU. Impairment, if determined, would be recognised in the income statement. The impact on the Group’s CET1 ratio is expected to be minimal in the event of an impairment, as the adverse impact on CET1 capital from the impairment would be offset by the favourable impact from a lower carrying value.
Saudi Awwal Bank
The Group’s investment in Saudi Awwal Bank (‘SAB’) is classified as an associate. HSBC is the largest shareholder in SAB with a shareholding of 31%. Significant influence in SAB is established via representation on the Board of Directors. Investments in associates are recognised using the equity method of accounting in accordance with IAS 28, as described previously for BoCom.
Impairment testing
There were no indicators of impairment at 30 June 2023. The fair value of the Group’s investment in SAB of $6.5bn was above the carrying amount of $4.7bn.